Dreyfus California
      Tax Exempt Money
      Market Fund

      ANNUAL REPORT March 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                            22   Board Members Information

                            24   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California
                                                   Tax Exempt Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus California Tax Exempt Money Market Fund covers the 12-month period from April 1, 2002, through March 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

A number of economic and political factors continued to drive tax-exempt money market yields lower during the reporting period. Faced with escalating tensions leading to the start of the war in Iraq, many investors continued to prefer the stability of cash over other asset classes, such as stocks. We believe that rising geopolitical tensions also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation in Iraq is resolved before committing to new capital spending. For its part, the Federal Reserve Board contributed to lower money market yields by
further    reducing    short-term    interest    rates   in   November   2002.

These influences have also generally eroded the value of longer-term investments from corporate issuers, such as stocks. Although returns from tax-exempt money market funds have been modest, such funds have helped protect many investors from the full brunt of the stock market's decline, while providing tax-exempt income. While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift assets between stocks, bonds and money market instruments in response to near-term economic and market forces, adherence to your longstanding asset allocation strategy may be the most prudent course for the long term. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2003




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus California Tax Exempt Money Market Fund perform during the period?

For the 12-month period ended March 31, 2003, the fund produced a yield of 0.81%. Taking into account the effects of compounding, the fund produced an effective yield of 0.81%.(1)

We attribute the fund' s modest returns to declining interest rates and heightened investor demand for tax-exempt money market securities.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the fund normally invests substantially all of its net assets in municipal obligations that provide income
exempt   from   federal   and   California   state   personal   income   taxes.

In pursuing the fund's investment approach, we normally employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality money market instruments that provide income exempt from federal and California state personal income taxes. Second, we actively manage the fund' s weighted average maturity in anticipation of what we believe to be supply-and-demand changes in California's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the fund's weighted average maturity, which should position the fund to purchase new securities with then-current higher yields, if higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which would tend to lengthen the

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

fund' s weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund's weighted average maturity to maintain then-current yields for as long as we deem practical. At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

When the reporting period began, many investors had begun to realize that the U.S. economy was not recovering from the 2001 recession as robustly as they had expected. Despite aggressive interest-rate reductions by the Federal Reserve Board (the "Fed") during 2001, the economy continued to struggle with low levels of corporate spending, additional allegations of corporate malfeasance and the constraining effects of the war on terrorism. By late summer 2002, many analysts believed that the Fed would reduce short-term interest rates further in an attempt to stimulate renewed growth. Indeed, the Fed cut key interest rates to just 1.25% in November, citing a "soft spot" in the economy caused by corporate accounting scandals and the threat of war in Iraq.

As short-term interest rates fell, so did yields of tax-exempt money market instruments. In addition, yields were subject to further downward pressure when demand for high-quality, short-term securities remained high from investors seeking stable alternatives to a persistently volatile stock market. Heightened international tensions intensified this "flight to quality."

In addition, the weak U.S. economy was felt particularly severely in California, where the state government faced budget deficits of more than $35 billion. Several of the major, independent credit-rating agencies downgraded the state's credit rating during the reporting period because of revenue shortfalls from state income taxes, sales taxes and capital gains taxes.


We generally adopted a conservative strategy in this challenging environment. First, to manage the risks associated with unexpected changes in interest rates, we maintained the fund's weighted average maturity at points that we considered neutral. To manage the risks of deteriorating credit quality, we avoided the unsecured debt of the California state government in favor of securities issued by counties, school districts and other municipal issuers we considered more fiscally sound. In many cases, we invested in securities carrying third-party insurance or backed by bank letters of credit.(2) The fund also held a substantial portion of its assets in variable-rate demand notes, on which yields are reset daily or weekly.

What is the fund's current strategy?

We have continued to maintain a conservative posture, focusing on issuers we believe to be fiscally sound. Accordingly, we have begun to re-examine our preference for local issues over state debt. We believe that as California reduces state aid and transfers responsibility for mandated programs to local governments, fiscal pressures on smaller municipalities are likely to increase. Therefore, we have held off on adding to holdings issued by California's counties, and we have positioned the fund to give it flexibility to take advantage of investment opportunities we deem more attractive as they arise.

April 15, 2003

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2) INSURANCE ON INDIVIDUAL SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE FUND'S SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2003




                                                                                              Principal
TAX EXEMPT INVESTMENTS--100.2%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--99.6%

ABAG Finance Authority for Nonprofit Corporations

  Recreational Revenue, VRDN

  (Jewish Community Center Project) 1.25%

   (LOC: Allied Irish Bank and Bank of New York)                                              2,100,000  (a)           2,100,000

Alameda County Industrial Development Authority

  Industrial Revenue, VRDN:

    (Intermountain Trading) 1.35%

         (LOC; California State Teachers Retirement)                                            160,000  (a)             160,000

      (United Manufacturing Project) 1.15%

         (LOC; Wells Fargo Bank)                                                              2,000,000  (a)           2,000,000

California Counties Industrial Development Authority

  IDR, VRDN (Allwire Inc. Project)

   1.35% (LOC; California State Teachers Retirement)                                            180,000  (a)             180,000

California Department of Water Resources, Water Revenue

   (Central Valley Project) 4%, 12/1/2003                                                       100,000                  101,862

California Economic Development Financing Authority

  Industrial Revenue, VRDN

  (Joseph Schmidt Project)

   1.20% (LOC; BNP Paribas)                                                                   3,000,000  (a)           3,000,000

California Educational Facilities Authority, College

  and University Revenue:

    (Pooled College and University Projects)

         4.30%, 3/1/2004 (Insured; MBIA)                                                        300,000                  308,567

      VRDN:

         (Loyola Marymount University) 1.25%

            (Insured; MBIA and Liquidity Facility;

            Allied Irish Bank)                                                                  700,000  (a)             700,000

         Refunding (Art Center Design College) 1.25%

            (LOC; Allied Irish Bank)                                                          4,250,000  (a)           4,250,000

         (University of Judaism) 1.20%
            (LOC; Allied Irish Bank)                                                          3,500,000  (a)           3,500,000

California Health Facilities Financing Authority, Revenues:

  Refunding (Children's Hospital)

      6%, 7/1/2003 (Insured; MBIA)                                                            1,200,000                1,212,610

   VRDN (Adventist Health System/Sunbelt)

      1.30% (LOC; U.S. Bank NA)                                                               4,210,000  (a)           4,210,000

California Infrastructure and Economic Development Bank

  VRDN:

    IDR (Lance Camper Manufacturing Corp.)

         1.25% (LOC; Comerica Bank)                                                           2,920,000  (a)           2,920,000

      Revenue (Los Angeles SPCA Project)

         1.15% (LOC; The Bank of New York)                                                    6,200,000  (a)           6,200,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Pollution Control Financing Authority, SWDR

  VRDN:

    (Greenteam of San Jose Project)

         1.20% (LOC; Wells Fargo Bank)                                                        3,000,000  (a)           3,000,000

      (Mission Trail Waste System)

         1.30% (LOC; Comerica Bank)                                                           1,600,000  (a)           1,600,000

      (Norcal Waste System Inc. Project)

         1.25% (LOC; Fleet National Bank)                                                     1,625,000  (a)           1,625,000

      (Waste Management Inc. Project)

         1.20% (LOC; JPMorgan Chase Bank)                                                     5,000,000  (a)           5,000,000

California School Cash Reserve Program Authority
   Revenue 3%, 7/3/2003 (Insured; AMBAC)                                                        100,000                  100,433

California Statewide Communities Development Authority:

  Private Schools Revenue, VRDN

      (St. Mary's & All Angels) 1.25% (LOC; Allied Irish Bank)                                8,000,000  (a)           8,000,000

   Revenues, TRAN:

      3%, 6/30/2003 (Insured; FSA)                                                            4,945,000                4,960,577

      (Riverside County) 3%, 6/30/2003                                                        4,000,000                4,012,600

California Statewide Communities Development

  Corporation, Industrial Revenue, VRDN:

    (Andercraf Products Inc.) 1.35%

         (LOC; California State Teachers Retirement)                                            420,000  (a)             420,000

      (DV Industries) 1.35% (LOC; California State

         Teachers Retirement)                                                                 1,020,000  (a)           1,020,000

      (J. Michelle) 1.35% (LOC; California State

         Teachers Retirement)                                                                 1,220,000  (a)           1,220,000

      (Lesaint) 1.25% (LOC; PNC Bank)                                                         2,100,000  (a)           2,100,000

      (Lustre California) 1.25% (LOC; Comerica Bank)                                          3,000,000  (a)           3,000,000

      (Redline Project) 1.35% (LOC; California State

         Teachers Retirement)                                                                   890,000  (a)             890,000

      (Ziemen Manufacturing Co. Project) 1.35%

         (LOC; California State Teachers Retirement)                                            280,000  (a)             280,000

Central Valley Financing Authority

  Cogeneration Project Revenue

  (Carson Ice-General Project)

   6.20%, 7/1/2003                                                                              250,000  (b)             257,889

Chico, MFHR, Refunding, VRDN

   (Sycamore Glen) 1.30% (LOC; Bank of America)                                               2,060,000  (a)           2,060,000

Commerce Community Development Commission

  Tax Allocation Revenue, Refunding

  (Redevelopment Project No. 1)

   4.25%, 8/1/2003 (Insured; MBIA)                                                              100,000                  100,917

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Desert Sands Unified School District, GO Notes, BAN

   3%, 7/1/2003                                                                               6,000,000                6,019,110

Dry Creek Joint Elementary School District, GO Notes

   5.25%, 8/1/2003 (Insured; FSA)                                                               100,000                  101,315

Franklin-McKinley School District, GO Notes, Refunding

   2.375%, 7/1/2003 (Insured; FGIC)                                                             570,000                  571,710

Golden West Schools Financing Authority School District

   Revenue, Refunding 6.25%, 2/1/2004 (Insured; MBIA)                                           250,000                  260,698

Inglewood Unified School District, GO Notes

   1998 Election 2%, 10/1/2003 (Insured; FSA)                                                   395,000                  396,173

Laguna Beach Unified School District, GO Notes

   8%, 8/1/2003 (Insured; FSA)                                                                1,000,000                1,021,855

Lake Tahoe Unified School District, GO Notes, Refunding

   2.75%, 7/1/2003 (Insured; MBIA)                                                              130,000                  130,386

Los Angeles County Metropolitan Transportation Authority

  Sales Tax Revenue:

      4%, 7/1/2003 (Insured; FSA)                                                               300,000                  302,108

      8%, 7/1/2003 (Insured; AMBAC)                                                             100,000                  101,626

Los Angeles County Public Works Financing Authority, LR

  (Multiple Capital Facilities Project)

   4.75%, 6/1/2003 (Insured; AMBAC)                                                             250,000                  251,476

Los Angeles Department of Airports, Airport Revenue

  (Ontario International Airport)

   5.60%, 5/15/2003 (Insured; FGIC)                                                             100,000                  100,466

Los Angeles Harbor Department
   Airport and Marina Revenue

   6%, 8/1/2003 (Insured; AMBAC)                                                                285,000                  287,196

Marysville Joint Unified School District, GO Notes, TRAN

   2.50%, 10/15/2003                                                                          1,000,000                1,005,580

Maywood, COP, VRDN (Infrastructure Financing Project)

   1.15% (LOC; Allied Irish Bank)                                                             3,035,000  (a)           3,035,000

Milpitas Unified School District, GO Notes, Refunding

   3%, 9/1/2003 (Insured; FSA)                                                                  100,000                  100,948

Modesto Irrigation District Financing Authority

  Electric Power and Light Revenue, Refunding

   5.05%, 10/1/2003 (Insured; MBIA)                                                             200,000                  203,901

Moraga Elementary School District, GO Notes, Refunding

   2%, 5/15/2003 (Insured; FSA)                                                                 370,000                  370,288


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Oceanside, COP, Refunding

  (Oceanside Civic Center Project)

   5.10%, 8/1/2003 (Insured; MBIA)                                                              450,000                  455,947

Orange County, COP

   5.10%, 7/1/2003 (Insured; MBIA)                                                              100,000                  100,975

Oxnard School District, GO Notes, Refunding
   4.875%, 8/1/2003 (Insured; MBIA)                                                             150,000                  151,804

Perris Union High School District, GO Notes, TRAN

   2.50%, 12/17/2003                                                                            885,000                  892,782

Placer County, COP (Administrative & Emergency Service)

   4.55%, 6/1/2003 (Insured; MBIA)                                                              100,000                  100,551

City of Redding, COP

   5.15%, 6/1/2003 (Insured; FGIC)                                                              500,000                  503,243

Riverside County Transportation Commission
   Sales Tax Revenue

   4.25%, 6/1/2003 (Insured; AMBAC)                                                             300,000                  301,527

Riverside-San Bernardino Housing and Finance

  Agency, LR, VRDN:

      1.20%, Series A (Liquidity Facility; Societe Generale)                                  1,000,000  (a)           1,000,000

      1.20%, Series B (Liquidity Facility; Societe Generale)                                  2,500,000  (a)           2,500,000

Sacramento Redevelopment Agency, Tax Allocation
   Revenue (Merged Downtown Sacramento)
   4.75%, 11/1/2003 (Insured; FSA)                                                              120,000                  122,127

San Bernardino County:

  COP (Medical Center Financing Project)

      5.10%, 8/1/2003 (Insured; MBIA)                                                           100,000                  101,227

   GO Notes, TRAN 2.50%, 7/1/2003                                                             1,750,000                1,754,654

San Diego Area Housing and Finance Agency, LR, VRDN:

   1.15%, Series A (Liquidity Facility; Societe Generale)                                     8,555,000  (a)           8,555,000

   1.15%, Series B (Liquidity Facility; Societe Generale)                                     2,465,000  (a)           2,465,000

San Diego County, COP, VRDN

   (Friends of Chabad) 1.25% (LOC; Comerica Bank)                                             1,500,000  (a)           1,500,000

San Diego County and School District, Revenue

   TRAN 3%, 7/31/2003                                                                           275,000                  276,251

San Diego County Regional Transportation Commission

  Sales Tax Revenue:

      4.70%, 4/1/2003 (Insured; AMBAC)                                                          300,000                  300,000

      6.25%, 4/1/2003 (Insured; FGIC)                                                           150,000                  150,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Santa Clara County-El Camino Hospital District

  Hospital Facilities Authority Revenue

  VRDN (Valley Medical Center Project):

      1.65%, Series A
         (LOC; Bayerische Hypo-Und Vereinsbank)                                                 772,000  (a)             772,000

      1.65%, Series B
         (LOC; Bayerische Hypo-Und Vereinsbank)                                              12,130,000  (a)          12,130,000

Santa Clarita Community College District, GO Notes

   3%, 8/1/2003 (Insured; FGIC)                                                                 200,000                  201,156

Santa Cruz County Public Financing Authority, LR

   (Public Facilities Project)
   2.25%, 8/1/2003 (Insured; AMBAC)                                                             100,000                  100,344

Sonoma County Junior College District, GO Notes

   Election 2002 2.50%, 8/1/2003 (Insured; FSA)                                                 725,000                  728,245

Sonoma Valley Unified School District, GO Notes

   8%, 8/1/2003 (Insured; FSA)                                                                  100,000                  102,080

South Coast Local Education Agencies, GO Notes

   TRAN 3%, 6/30/2003                                                                           500,000                  501,881

South County Regional Wastewater Authority
   Sewer Revenue, Refunding
   (Regional Wastewater Facilities Project)

   2%, 8/1/2003 (Insured; FSA)                                                                  745,000                  746,477

Southern California Public Power Authority
   Electric Power and Light Revenue, Refunding:

      (Palo Verde Project)
         6%, 7/1/2003 (Insured; AMBAC)                                                          750,000                  758,945

      (Southern Transmission)
         3%, 7/1/2003 (Insured; FSA)                                                            300,000                  301,365

Stockton Community Facilities District

  Special Tax Revenue, VRDN (Arch Road East)

   1.15% (LOC; Wells Fargo Bank)                                                              3,000,000  (a)           3,000,000

Tobacco Securitization Authority of Southern California

  Tobacco Settlement Revenue, VRDN

   1.24% (LOC; Westdeutsche Landesbank)                                                      15,300,000  (a)          15,300,000

Tulare County, COP, Capital Improvement Program

   5.20%, 2/15/2004 (Insured; MBIA)                                                             250,000                  258,675


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Tulare-Porterville Schools Financing Authority

  COP, VRDN (2002 Refinancing Project)

  1.15% (Insured; FSA and Liquidity Facility;

   Dexia Credit Locale)                                                                       3,575,000  (a)           3,575,000

Walnut Improvement Agency Industrial

  Development Authority, IDR, VRDN

  (Fairway Molds Project) 1.35%

   (LOC; California State Teachers Retirement)                                                  360,000  (a)             360,000

Yuba Community College District, GO Notes, TRAN

   2.50%, 10/15/2003                                                                            900,000                  905,023

U.S. RELATED--.6%

Commonwealth of Puerto Rico, GO Notes:

   5%, 7/1/2003 (Insured; MBIA)                                                                 100,000                  100,812

   Public Improvement
      5.50%, 7/1/2003 (Insured; AMBAC)                                                          350,000                  353,531

Government of Guam, LOR
   3.50%, 12/1/2003 (Insured; FSA)                                                              400,000                  406,387
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $146,583,300)                                                             100.2%             146,583,300

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.2%)               (337,660)

NET ASSETS                                                                                        100.0%             146,245,640

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

BAN                       Bond Anticipation Notes

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                          Company

FSA                       Financal Security Assurance

GO                        General Obligation

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LOR                       Limited Obligation Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

MFHR                      Multi-Family Housing Revenue

SWDR                      Solid Waste Disposal Revenue

TRAN                      Tax and Revenue Anticipation
                          Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------
F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               89.0

AAA, AA, A (c)                   Aaa, Aa, A (c)                  AAA, AA, A (c)                                    9.6

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     1.4

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT MARCH 31, 2003, THE FUND HAD $37,771,287 (25.8% OF NET ASSETS) INVESTED
     IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
     REVENUES GENERATED FROM EDUCATION PROJECTS.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           146,583,300   146,583,300

Interest receivable                                                     721,087

Prepaid expenses and other assets                                        10,358

                                                                    147,314,745
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            67,763

Cash overdraft due to Custodian                                         186,540

Payable for investment securities purchased                             773,866

Receivable for shares of Beneficial Interest redeemed                        21

Accrued expenses and other liabilities                                   40,915

                                                                      1,069,105
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      146,245,640
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     146,253,649

Accumulated net realized gain (loss) on investments                      (8,009)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      146,245,640
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.01 par value shares of Beneficial Interest authorized)
                                                                    146,316,458

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended March 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,407,779

EXPENSES:

Management fee--Note 2(a)                                              807,366

Shareholder servicing costs--Note 2(b)                                 140,047

Professional fees                                                       50,416

Trustees' fees and expenses--Note 2(c)                                  34,386

Custodian fees                                                          21,337

Registration fees                                                       17,402

Prospectus and shareholders' reports                                    10,911

Miscellaneous                                                           10,306

TOTAL EXPENSES                                                       1,092,171

INVESTMENT INCOME--NET                                               1,315,608
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                  15,578

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,331,186

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended March 31,
                                             -----------------------------------

                                                     2003                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,315,608            2,949,207

Net realized gain (loss) on investments            15,578               15,631

Net unrealized appreciation (depreciation)
   of investments                                      --               (6,057)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,331,186            2,958,781
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (1,315,608)          (2,949,207)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 222,395,958          304,711,068

Dividends reinvested                              787,931            1,919,400

Cost of shares redeemed                      (278,341,076)        (281,842,950)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (55,157,187)          24,787,518

TOTAL INCREASE (DECREASE) IN NET ASSETS       (55,141,609)          24,797,092
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           201,387,249          176,590,157

END OF PERIOD                                 146,245,640          201,387,249

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                      Year Ended March 31,
                                                             -----------------------------------------------------------------------

                                                                 2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .008           .016           .029           .024          .026

Distributions:

Dividends from investment income--net                           (.008)         (.016)         (.029)         (.024)        (.026)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .81           1.58           2.94           2.43          2.59
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .68            .64            .65            .68           .66

Ratio of net investment income
   to average net assets                                          .81           1.55           2.89           2.40          2.56
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         146,246        201,387        176,590        163,310       194,220



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus California Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and California state income taxes, as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

$20,712 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At March 31, 2003, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $8,009 is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2003. If not applied, $3,894 of the carryover expires in fiscal 2004 and $4,115 expires in fiscal 2005.

The tax character of distributions paid to shareholders during the fiscal years ended March 31, 2003 and March 31, 2002, were all tax exempt income.

At March 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2003, the fund was charged $89,229 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2003, the fund was charged $32,541 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act, received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation through January 26, 2003. Effective January 27, 2003, each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who was not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus California Tax Exempt Money Market
Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Money Market Fund, including the statement of investments, as of March 31, 2003 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United Sates. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Tax Exempt Money Market Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 6, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2003 as " exempt-interest dividends" (not generally subject to regular federal and, for individuals who are California residents, California personal income taxes).

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID W. BURKE (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    John F. Kennedy Library Foundation, Director

*    U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WILLIAM HODDING CARTER III (68)

BOARD MEMBER (1988)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-present)

*    President and Chairman of MainStreet TV (1985-1998)

*    Knight Professor in Journalism at the University of Maryland (1995-1998)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Independent Sector

*    The Century Foundation

*    The Enterprise Corp. of the Delta Foundation of the Mid-South

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

EHUD HOUMINER (62)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Avnet Inc., an electronics distributor, Director

*    Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


RICHARD C. LEONE (62)

BOARD MEMBER (1976)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

HANS C. MAUTNER (65)

BOARD MEMBER (1978)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Vice Chairman and a Director of Simon Property Group, a real estate investment company, (1998-present)

* Chairman of Simon Global Limited (1998-present)

* Chairman, Chief Executive Officer and a Trustee of Corporate Property Investors (1977-1998)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

ROBIN A. PRINGLE (39)

BOARD MEMBER (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organization that is leading the movement to connect America's young people with caring adults

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

JOHN E. ZUCCOTTI (65)

BOARD MEMBER (1984)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of Brookfield Financial Properties, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.


MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since August 1984.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER
2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

                  For More Information

                        Dreyfus California
                        Tax Exempt Money
                        Market Fund

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  357AR0303